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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the references to our firm under the captions 'Experts' and 'Selected Financial Data' and to the use of our reports dated January 21, 2000, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-92839) and related Prospectus of OnSite Access, Inc. for the registration of 19,170,500 shares of its common stock.

                                          /s/ ERNST & YOUNG LLP
New York, New York
February 7, 2000